Exhibit 99.58

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
           Series 1998-19, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.267066
                                                          ---------------------
       Weighted average maturity                                        353.73
                                                          ---------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                              Principal
            Principal Per  Prepayments Per Interest Per
      Class  Certificate     Certificate    Certificate   Payout Rate
      -----  -----------     -----------    -----------   -----------
       R    $  0.00000000  $  0.00000000  $  0.00000000   % 0.00000000
       PO   $  1.06086490  $  0.13943899  $  0.00000000   % 0.00000000
       A1   $  8.70608692  $  7.59411711  $  5.12661318   % 6.49999997
       A2   $  7.28637638  $  6.35573665  $  5.17391250   % 6.49999998
       A3   $  0.00000000  $  0.00000000  $  5.41666644   % 6.49999973
       A4   $  0.00000000  $  0.00000000  $  5.41667000   % 6.50000400
       A5   $  0.00000000  $  0.00000000  $  5.41667000   % 6.50000400
       A6   $  0.00000000  $  0.00000000  $  5.83333346   % 7.00000015
       A7   $ 11.01033000  $  9.60405000  $  5.23967000   % 6.50000035
       A8   $  0.00000000  $  0.00000000  $  5.41666600   % 6.49999920
       A9   $  0.00000000  $  0.00000000  $  5.50516500   % 6.49999983
       A10  $  0.00000000  $  0.00000000  $  5.14778362   % 6.17734035
       A11  $  0.00000000  $  0.00000000  $  5.42458154   % 6.50949785
       A12  $  0.00000000  $  0.00000000  $  5.41666676   % 6.50000011
       M    $  0.81029756  $  0.00000000  $  5.40380801   % 6.50000096
       B1   $  0.81029745  $  0.00000000  $  5.40380666   % 6.49999934
       B2   $  0.81029756  $  0.00000000  $  5.40380978   % 6.50000309
       B3   $  0.81029832  $  0.00000000  $  5.40380875   % 6.50000185
       B4   $  0.81030115  $  0.00000000  $  5.40380868   % 6.50000179
       B5   $  0.81030159  $  0.00000000  $  5.40380680   % 6.49999951

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       A9              $     11,010.33

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                               $      67,604.20
                                                                     -----------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:            $ 360,591,440.78
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,079
                                                                 --------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                    0.00  $            0.00  $             0.00  36157RUK9
PO   $               67,117.73  $       67,046.28  $           995.62  GEC9819PO
A1   $          120,980,184.59  $  119,867,329.03  $           937.75  36157RTX3
A2   $          143,993,965.38  $  142,895,544.14  $           947.90  36157RTY1
A3   $           14,906,000.00  $   14,906,000.00  $         1,000.00  36157RTZ8
A4   $            1,000,000.00  $    1,000,000.00  $         1,000.00  36157RUA1
A5   $            1,000,000.00  $    1,000,000.00  $         1,000.00  36157RUB9
A6   $            6,733,433.00  $    6,733,433.00  $         1,000.00  36157RUC7
A7   $              967,323.64  $      956,313.31  $           956.31  36157RUD5
A8   $            5,000,000.00  $    5,000,000.00  $         1,000.00  36157RUE3
A9   $            2,032,676.36  $    2,043,686.69  $         1,021.84  36157RUF0
A10  $           10,520,990.00  $   10,520,990.00  $         1,000.00  36157RUG8
A11  $            2,945,877.00  $    2,945,877.00  $         1,000.00  36157RUH6
A12  $           37,645,000.00  $   37,645,000.00  $         1,000.00  36157RUJ2
SUP  $          359,476,200.04  $  357,255,994.15  $           957.53  GE9819SUP
M    $            5,632,596.09  $    5,628,021.16  $           996.82  36157RUL7
B1   $            2,817,295.67  $    2,815,007.39  $           996.82  36157RUM5
B2   $            1,877,532.03  $    1,876,007.05  $           996.82  36157RUN3
B3   $            2,441,190.69  $    2,439,207.89  $           996.82  GEC9819B3
B4   $            1,126,319.69  $    1,125,404.87  $           996.82  GEC9819B4
B5   $            1,127,488.70  $    1,126,572.93  $           996.82  GEC9819B5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            4        Principal Balance        $  1,293,724.52
                              --------
                              --------                             -------------
       2.   60-89 days
            Number            0        Principal Balance        $          0.00
                              --------
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance        $          0.00
                              --------
                              --------                             -------------
       4.   In Foreclosure
            Number            0        Principal Balance        $          0.00
                              --------                             -------------
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance        $          0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 A10             %               6.17734035
                 A11             %               6.50949785

E.     Other Information:

       1.   Special Hazard Loss Amount:                         $          0.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                             $          0.00
                                                                   -------------

       3.   Fraud Loss Amount:                                  $          0.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------